SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 29, 2010

AULTRA GOLD, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	333-126748	98-0448154
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
120 North 5th Street P.O. Box 1049 Jacksonville OR		97530
(Address of Principal Executive Offices)		(Zip Code)

(541) 821-0760
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BACKGROUND

On March 25, 2010, Aultra Gold, Inc. (the “Registrant” or the “Company”) approved an amendment to its Articles of Incorporation (the “Amendment”) to effect a reverse-split-split of its common stock, par value $0.001 per share (the “Common Stock”) on a one for ten basis (10) and to amend the par value of the Common Stock from $0.001 to $0.00001 per share.  On March 29, 2010, the Registrant entered into an Agreement and Plan of Share Exchange (the “Exchange Agreement”) with Shamika Gold, Inc., a Canadian corporation (“Shamika”), and the stockholders of Shamika (the “Shamika Stockholders”) whereby the Registrant acquired all of the issued and outstanding capital stock of Shamika in exchange (the “Exchange”) for 25,500,000 newly issued shares of Common Stock (the “Common Exchange Shares”).  As a result of the Exchange, Shamika became a wholly-owned subsidiary of the Registrant and the Registrant adopted the business plan of Shamika Gold, Inc.

Item 1.01.	Entry into a Material Definitive Agreement

On March 29, 2010, Aultra Gold, Inc. (the “Company” or the “Registrant”) entered into an Agreement and Plan of Share Exchange (the “Agreement”) with Shamika Gold Inc., a Canada Corporation (“Shamika”), and certain shareholders of Shamika (the “Shamika Holders”).  Pursuant to the Agreement, the Company acquired all of the outstanding shares (the “Shamika Shares”) from the Shamika Holders in exchange for an aggregate of 25,500,000 shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”) (the “Exchange”).  As a result of the Exchange, Shamika became a wholly-owned subsidiary of the Company.  The Company shares were issued to the Shamika Holders on a pro rata basis, on the basis of the shares held by such Shamika Holders at the time of the Exchange.

The former holders of the Shamika Shares now beneficially own approximately 51% of the outstanding shares of our Common Stock. Accordingly, the Exchange represents a change in control. For financial accounting purposes, the acquisition was a reverse acquisition of the Company by Shamika, under the purchase method of accounting, and was treated as a recapitalization with Shamika as the acquirer. Upon consummation of the Exchange, the Company adopted the business plan of Shamika.

At the effective time of the Acquisition, our board of directors and officers was reconstituted by the resignation of: Rauno Perttu from his role as President, Secretary and director, Daniel Hollis from his role as Chief Financial Officer and director, Lance Rosemarin from his role as director, and the appointment of Robert Vivian as President and Chief Executive Officer and Terence Orstlan as Secretary and Director.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosures set forth under Item 1.01 are incorporated by reference into this Item 2.01.

Item 3.02	Unregistered Sales of Equity Securities.

The securities described in Item 1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act and Rule 506 of Regulation D promulgated thereunder. The agreements executed in connection with this sale contain representations to support the Registrant’s reasonable belief that the Investor had access to information concerning the Registrant’s operations and financial condition, the Investor acquired the securities for their own account and not with a view to the distribution thereof in the absence of an effective registration statement or an applicable exemption from registration, and that the Investor is sophisticated within the meaning of Section 4(2) of the Securities Act and are “accredited investors” (as defined by Rule 501 under the Securities Act). In addition, the issuances did not involve any public offering; the Registrant made no solicitation in connection with the sale other than communications with the Investor; the Registrant obtained representations from the Investor regarding their investment intent, experience and sophistication; and the Investor either received or had access to adequate information about the Registrant in order to make an informed investment decision.

At the time of their issuance, the securities will be deemed to be restricted securities for purposes of the Securities Act, and the certificates representing the securities shall bear legends to that effect.  The securities may not be resold or offered in the United States without registration or an exemption from registration.

Item 3.03.	Material Modification to Rights of Security Holders

On March 25, 2010, the Company’s Board of Directors approved an amendment to the Company’s Articles of Incorporation decreasing the number of authorized shares from 500,000,000 shares of common stock, par value $0.001 per share to 50,000,000 shares of common stock, par value $0.00001 per share (the “Common Stock”) and concurrently  effecting a 1 for 10 reverse split of the Company’s issued and outstanding  shares of Common Stock.  Approval of the Company’s stockholders was not required to be obtained, as authorized by NRS Section 78.209, et seq. As a result of the reverse stock split, each 10 shares of the Company’s Common Stock issued and outstanding on such date was split into 1 share of the Registrant's Common Stock.

A copy of the Certificate of Change, effecting an amendment to the Company’s Articles of Incorporation is filed herewith as Exhibit 3.1.

Item 5.01	Changes in Control of Registrant.

The disclosures set forth under Item 1.01 are incorporated by reference into this Item 5.01.

Item 5.02	Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosures set forth under Item 1.01 are incorporated by reference into this Item 5.02.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change In Fiscal Year

The disclosures set forth under Item 3.03 are incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

  (a) Financial statements: As a result of the Exchange described in Item 1.01, the Registrant has filed the audited financial information and the notes thereto in a separate section of this report beginning with the page following the signature page.

  (b) Pro forma financial information: As a result of the Exchange described in Item 1.01, the Registrant has filed the audited financial information and the notes thereto in a separate section of this report beginning with the page following the signature page.

  (c) Shell company transaction: This section does not apply.

  (d) Exhibits: The disclosures set forth under Item 9.01 (a) and (b) are incorporated by reference into this Item 9.01 (d).

Exhibit #	Description
3.1	Certificate of Change

10.1	Form of Agreement and Plan of Share Exchange by and among Aultra Gold, Inc., Nevada corporation, Shamika Gold Inc., a Canada corporation, and certain shareholders of Shamika Gold Inc.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

AULTRA GOLD, INC.

Date: April 2, 2010	By:	/s/ Robert Vivian
Robert Vivian
President and Chief Executive Officer

Exhibit Index

Exhibit #	Description
3.1	Certificate of Change

10.1
Form of Agreement and Plan of Share Exchange by and among Aultra Gold, Inc., a Nevada corporation, Shamika Gold Inc., a Canada corporation, Aultra (Canada) Inc., a Canada corporation and certain shareholders of Aultra (Canada) Inc.

5